[Graphic]

Federated Fund for U.S. Government Securities, Inc.

29TH SEMI-ANNUAL REPORT
SEPTEMBER 30, 1998

ESTABLISHED 1969

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated Fund for U.S. Government Securities, Inc. was created in 1969, and I am pleased to present its 29th Semi-Annual Report. The fund's
$1.3 billion in assets are invested in U.S. government issues that have provided generous monthly income. In the past six months, over $37 million in dividends were paid to over 67,000 shareholders. The fund's share price increased in value as interest rates declined, and investors purchased U.S. bonds for their relative safety and generous income.

This report covers the first half of the fund's fiscal year, which is the six-month period from April 1, 1998 through September 30, 1998. It begins with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Advisers. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's broadly diversified U.S. government bond portfolio, and third is the publication of the fund's financial statements.

To pursue an attractive level of income, the fund invests primarily in intermediate-term U.S. government securities. During the reporting period, the fund maintained a strong focus on Government National Mortgage Association ("GNMA") securities for their long-term value and their current yield. As of September 30, 1998, 81% of the fund's $1.4 billion portfolio was invested in GNMA securities, with the remainder invested in other mortgage-backed securities, government agency securities, and overnight repurchase agreements. As Kathy notes, the longer term outlook for mortgage-backed securities is very favorable due to their current yield advantage over U.S. Treasury securities.

The fund's average effective duration was two years, and the weighted average coupon of its holdings was 6.91%. The shorter duration securities held by the fund provided almost 90% of the income with less risk than would have been available in longer duration securities. The fund's portfolio maintained its AAAf rating by Standard & Poor's Ratings Group, the highest rating given by this independent mutual fund rating service.*

 * An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change and do not remove market risks.

Over the six-month reporting period, the fund produced a good level of income and modest share price growth. Its total return performance was consistent with that of the average U.S. government bond fund. Individual share class total return performance, including income distributions, follows.**

                TOTAL      INCOME             NET ASSET
               RETURN   DISTRIBUTIONS       VALUE INCREASE

Class A Shares  4.24%       $0.24       $7.90 to $7.99 = 1.14%
Class B Shares  3.85%       $0.21       $7.90 to $7.99 = 1.14%
Class C Shares  3.72%       $0.21       $7.91 to $7.99 = 1.01%

So far, 1998 has been a very good year for U.S. bond investors. In fact, since 1994, the fund's share prices have modestly and gradually increased in value, as the interest rate environment since 1994 has been attractive for income investors.

Thank you for investing a portion of your wealth in the fund. Remember, reinvesting your monthly dividends is a convenient way to build the value of your account-and help your shares increase through the benefit of compounding.+

Sincerely,

[Graphic]

J. Christopher Donahue
President
November 15, 1998

 ** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, and C Shares were (0.42%), (1.72%), and 2.68%, respectively.

 + Systematic investing does not ensure a profit or protect against loss in declining markets.


INVESTMENT REVIEW

[Graphic]

Kathy Foody-Malus
Vice President
Federated Advisers

[Graphic]

WHAT IS YOUR ANALYSIS OF THE U.S. BOND MARKET OVER THE FIRST
HALF OF THE FUND'S FISCAL YEAR, WHICH SAW EXTREME STOCK MARKET
VOLATILITY AND OVERSEAS ECONOMIC DISTRESS THAT CAUSED TREASURY
YIELDS TO DECLINE?

During much of the reporting period, the U.S. Treasury market traded in a narrowly defined trading range of 25 basis points. However, this trend reversed during August 1998, when the stock market started to crack due to disappointing earnings expectations. Other factors driving the U.S. Treasury market included the financial crises in Southeast Asia, Russia, and Latin America, and the potential that these crises would spread to other countries. The U.S. Treasury market was the main beneficiary as the "flight to quality" sent bond prices soaring and yields plummeting to levels not seen in 30 years. The 30-year Treasury yield as of September 30, 1998 was 4.97%. This volatile environment has led to a significant widening of all fixed-income spread products.

[Graphic]

HOW EXTENSIVE WAS THE FLIGHT TO QUALITY TO TREASURIES DURING THE
REPORTING PERIOD, AND HOW DID THE MORTGAGE-BACKED SECURITIES
MARKET FARE RELATIVE TO THE TREASURY MARKET?

The massive flight to quality occurred during August 1998 due to investors bailing out of equities and lower quality, fixed-income investments. Although mortgage-backed securities did underperform U.S. Treasuries during this period, they outperformed lower quality, fixed-income products. For example, during the month of August, the mortgage-backed securities market underperformed U.S. Treasuries by 0.88% compared to investment-grade corporate bonds, which underperformed by 2.66%.

An area of concern for mortgage-backed securities investors has been the potential increase in refinancing activity. However, the difference between today's refinancing wave versus the one that occurred in the early 1990s is significant. During the early 1990s, many homeowners were able to take advantage of a significant refinancing opportunity for the first time and did so with a vengeance. Since we have been in an environment of relatively low rates for a number of years, the potential refinancing advantages by homeowners has not been as great. With mortgage refinancing, there are costs to be incurred, and the lower mortgage rates must be attractive.

[Graphic]

WHAT HAS BEEN YOUR STRATEGY FOR THE FUND IN THIS CURRENT MARKET
ENVIRONMENT?

Our strategy was to maintain a slightly longer duration as compared to the Lehman Brothers Mortgage-Backed Securities Index.* The fund's portfolio continues to favor the GNMA sector of the agency securities market, and our overweighted position in the GNMA sector is due to less issuance and favorable prepayment differences. Throughout 1998, GNMA securities have experienced prepayment activity on average 15%-30% slower than comparable Federal Home Loan Mortgage Corporation ("FHLMC") and Federal National Mortgage Association ("FNMA") coupons. The GNMA borrower tends to be slower to take advantage of refinancing due to income constraints and the inability to finance the up-front costs.

As of September 30, 1998, the fund's portfolio composition was:
                                          PERCENTAGE OF
                                           NET ASSETS

Government National Mortgage Association     80.6%
Federal National Mortgage Association        12.9%
Repurchase Agreements                        12.3%
U.S. Government Agency Debentures             3.8%
Federal Home Loan Mortgage Corporation        2.0%

 * Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA, and FHLMC, including GNMA Graduated Payment Mortgages. Investments cannot be made in an index.

[Graphic]

HOW DID FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
PERFORM FOR ITS SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME
FOR THE SIX-MONTH REPORTING PERIOD ENDED SEPTEMBER 30, 1998?

For the first half of the fund's fiscal year, Class A Shares of the fund produced a total return of 4.24%, based on net asset value. Class B and C Shares produced total returns of 3.85% and 3.72%, respectively, based on net asset value.** The fund's returns over the reporting period were consistent with the 4.54% return of the Lipper U.S. Mortgage Funds Average.+ Reflecting plummeting yields and soaring prices, the Merrill Lynch 2-Year and 3-Year Treasury Indexes produced returns of 4.76% and 6.27%, respectively.++

In terms of income, the fund's Class A, B, and C Shares paid monthly dividends totaling $0.24, $0.21, and $0.21 per share, respectively.

[Graphic]

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE FUND'S FISCAL YEAR, AND HOW MAY IT IMPACT YOUR STRATEGY?

On September 29, 1998, the Federal Reserve Board (the "Fed") cut the Fed Funds Target Rate by 25 basis points to 5.25%. Then on October 15, 1998, the Fed Funds Target Rate was cut again by another 25 basis points to 5.00%. At the same time the discount rate was also cut by 25 basis points to 4.75%. This was the first time in four years that the Fed had changed the Fed Funds Target Rate between normally scheduled meetings. The comments made by various Fed governors highlighted their concern over the turbulence in the financial markets. The reaction by the U.S. Treasury market was a significant steepening of the yield curve among the 2-year and 30-year Treasuries. The Treasury market and investors are reaching the consensus that there will be slower growth but not a recession in the United States.

** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, and C Shares were (0.42%), (1.72%), and 2.68%, respectively.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

 ++ Merrill Lynch 2-Year and 3-Year Treasury Indexes track 2-year and 3-year U.S. government securities, respectively. These indexes are unmanaged, and investments cannot be made in an index.

The outlook for the mortgage-backed securities market is twofold. For the short-term, the remainder of 1998 portrays a difficult time due to increased prepayment risk, record supply, and year-end pressures. While we have not seen a significant rise in prepayments, mortgage rates have been at 30-year lows for some time. This means that prepayment risk is a dominant issue for the mortgage-backed securities market. If prepayment activity increases, the resulting supply of mortgage-backed securities could be quite large. The mortgage-backed securities market has reacted to heightened prepayment and supply risks with a huge widening of the yield spread between mortgage-backed securities and Treasury securities. The last time mortgage spreads reached these levels was in the late 1980s.

For the long-term, we believe that the mortgage-backed securities market is a compelling investment. We believe fund shareholders will benefit, moving into 1999, due to the tremendous yield advantage of mortgage-backed securities over U.S. Treasuries. The other positive for the mortgage-backed securities market is, as the economy slows, the enticement of U.S. government bonds at such attractive levels should attract the non-traditional buyer.


TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $29,000 IN IN THE CLASS A SHARES OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. ON 10/6/69, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $242,792 ON 9/30/98. YOU WOULD HAVE EARNED A 7.61%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/98, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 3.08%, 5.07%, and 7.18%, respectively. Class B Shares' average annual 1-year and since inception (7/25/94) total returns were 1.34% and 6.51%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/26/93) total returns were 5.88%, 5.18%, and 5.03%, respectively.**

Please see Appendix A.1.

 * Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total returns stated take into account the 4.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 28 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $109,727.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $29,000, but your account would have reached a total value of $109,727* by 9/30/98. You would have earned an average annual total return of 6.61%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

Please see Appendix A.2.

 * This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR CURRENT INCOME

Eleven years ago, on October 31, 1987, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Federated Fund for U.S. Government Securities, Inc. because it invests in government securities which traditionally are some of the safest, most credit-worthy securities issued in America.+

They like the way they can use their account for an occasional extravagance-like a $50,000 Jaguar they bought to celebrate their anniversary-without touching their original principal.*

Please see Appendix A.3.

 + Fund shares are not guaranteed and their value will fluctuate.

 * This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                            VALUE
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--99.3%
                FEDERAL HOME LOAN MORTGAGE CORPORATION--2.0%
 $ 24,170,220   6.500%, 4/1/2028                                             $    24,608,185
        6,464   11.000%, 12/1/2017                                                     7,115
       17,983   11.750%, 1/1/2011                                                     20,520
        6,900   12.000%, 6/1/2000                                                      7,091
        1,080   12.500%, 10/1/2012                                                     1,242
        8,751   12.750%, 1/1/2013 - 10/1/2013                                          9,966
       51,458   13.000%, 11/1/1999 - 2/1/2015                                         58,767
       61,758   13.250%, 3/1/2014                                                     71,437
       14,846   13.500%, 10/1/2013                                                    17,105
       41,053   13.750%, 1/1/2011 - 10/1/2011                                         47,534
          259   14.000%, 12/1/2012                                                       295
       79,631   14.500%, 8/1/2012 - 10/1/2012                                         91,775
        6,906   14.750%, 8/1/2011                                                      8,018
        4,062   15.500%, 8/1/2011                                                      4,802
                  Total                                                           24,953,852
                FEDERAL HOME LOAN MORTGAGE CORPORATION AGENCY
                DEBENTURE--3.1%
   38,450,000   5.750%, 7/15/2003 - 4/15/2008                                     40,225,084
                FEDERAL NATIONAL MORTGAGE ASSOCIATION--12.9%
   49,003,985   6.000%, 3/1/2013 - 7/1/2013                                       49,525,643
   51,596,725   6.500%, 6/1/2013 - 6/1/2028                                       52,521,454
   60,000,000(a)7.000%, 9/1/2028                                                  61,575,000
      223,056   11.000%, 10/1/2010                                                   247,731
        6,065   11.750%, 10/1/2015                                                     6,935
        2,856   12.000%, 7/1/1999 - 1/1/2013                                           3,098
       10,025   12.500%, 8/1/2013                                                     11,585
       59,993   12.750%, 10/1/2010 - 8/1/2014                                         69,357
       36,028   13.000%, 6/1/2000 - 8/1/2015                                          41,256
      104,424   13.500%, 12/1/2014                                                   121,589
        3,404   13.750%, 6/1/2014                                                      3,898
        6,104   14.000%, 11/1/2014                                                     7,123

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

PRINCIPAL
 AMOUNT                                                                            VALUE
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--CONTINUED
                FEDERAL NATIONAL MORTGAGE ASSOCIATION--CONTINUED
 $     46,825   14.500%, 11/1/2012                                           $        54,639
        7,555   15.000%, 10/1/2012                                                     8,813
                  Total                                                          164,198,121
                FEDERAL HOME LOAN BANK--0.7%
    8,300,000   5.500%, 7/14/2000                                                  8,418,939
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--80.6%
   51,826,970   6.000%, 5/15/2028 - 9/15/2028                                     51,958,103
   18,000,000(a)6.000%, 10/15/2028                                                18,045,000
  183,027,618   6.500%, 11/15/2023 - 9/15/2028                                   187,007,537
   64,000,000(a)6.500%, 10/15/2028                                                65,340,160
  325,580,359   7.000%, 7/15/2023 - 8/15/2028                                    335,308,939
  218,619,298   7.500%, 1/15/2023 - 5/15/2028                                    226,358,242
  117,602,913   8.000%, 5/15/2017 - 8/20/2026                                    122,588,977
   20,636,867   8.500%, 11/15/2017 - 4/15/2023                                    21,932,941
       15,483   10.500%, 10/15/1998 - 1/15/2001                                       15,881
          563   11.250%, 9/20/2015                                                       631
          373   11.500%, 10/20/1999                                                      378
       73,991   11.750%, 7/15/2013                                                    83,598
       10,170   12.000%, 2/20/1999 - 5/15/2000                                        10,474
        2,324   12.500%, 7/15/1999 - 5/20/2000                                         2,353
        3,483   12.750%, 11/15/1999                                                    3,560
       43,674   13.000%, 9/15/1999 - 9/20/2014                                        48,365
        4,713   13.500%, 9/20/1999                                                     4,771
       24,872   13.750%, 9/15/2014                                                    28,874
                  Total                                                        1,028,738,784
                SMALL BUSINESS ADMINISTRATION--0.0%
    1,191,306   Small Business Administration, 1.394%, 12/31/2003                     22,337
       16,374   Small Business Administration, 9.875%, 3/25/2000                      16,559
                  Total                                                               38,896
                  TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS
                  (IDENTIFIED COST $1,235,641,766)                             1,266,573,676

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

PRINCIPAL
 AMOUNT                                                                          VALUE
(B)REPURCHASE AGREEMENTS--12.3%
 $ 30,860,000   Credit Suisse First Boston, Inc., 5.500%, dated 9/30/1998,
                due 10/1/1998                                                   $ 30,860,000
   18,000,000(c)J.P. Morgan & Co., Inc., 5.480%, dated 9/15/1998, due 10/21/
                1998                                                              18,000,000
   49,000,000(c)Warburg Dillon Reed LLC, 5.510%, dated 9/11/1998, due
                10/21/1998                                                        49,000,000
   60,000,000(c)Warburg Dillon Reed LLC, 5.530%, dated 9/9/1998, due
                10/14/1998                                                        60,000,000
                TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                  157,860,000
                TOTAL INVESTMENTS (IDENTIFIED COST $1,393,501,766)(D)         $1,424,433,676

 (a) Indicates securities subject to dollar roll transactions.

 (b) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated Funds.

 (c) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

 (d) The cost of investments for federal tax purposes amounts to $1,393,501,766. The net unrealized appreciation of investments on a federal tax basis amounts to $30,931,910 which is comprised of $30,969,138 appreciation and $37,228 depreciation at September 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($1,276,236,415) at September 30, 1998.

The following acronyms are used throughout this portfolio:
LLC--Limited Liability Corporation

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS:
Investments in securities                                                   $1,266,573,676
Investments in repurchase agreements                                           157,860,000
Total investments in securities, at value (identified and tax cost
$1,393,501,766)                                                                              $1,424,433,676
Income receivable                                                                                 7,582,313
Receivable for shares sold                                                                          986,889
Total assets                                                                                  1,433,002,878
LIABILITIES:
Payable for investments purchased                                               20,864,408
Payable for shares redeemed                                                        160,358
Income distribution payable                                                      6,277,233
Payable for dollar roll transactions                                           128,665,414
Accrued expenses                                                                   799,050
Total liabilities                                                                               156,766,463
NET ASSETS for 159,687,742 shares outstanding                                                $1,276,236,415
NET ASSETS CONSIST OF:
Paid in capital                                                                              $1,395,571,122
Net unrealized appreciation of investments                                                       30,931,910
Accumulated net realized loss on investments                                                   (157,968,488)
Undistributed net investment income                                                               7,701,871
Total Net Assets                                                                             $1,276,236,415
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($1,099,974,497 / 137,632,342 shares outstanding)                           $7.99
Offering Price Per Share (100 / 95.50 of $7.99)*                                                      $8.37
Redemption Proceeds Per Share                                                                         $7.99
CLASS B SHARES:
Net Asset Value Per Share ($128,719,864 / 16,106,405 shares outstanding)                              $7.99
Offering Price Per Share                                                                              $7.99
Redemption Proceeds Per Share (94.50 / 100 of $7.99)**                                                $7.55
CLASS C SHARES:
Net Asset Value Per Share ($47,542,054 / 5,948,995 shares outstanding)                                $7.99
Offering Price Per Share                                                                              $7.99
Redemption Proceeds Per Share (99.00 / 100 of $7.99)**                                                $7.91

 * See "What Shares Cost" in the Prospectus.

 ** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of dollar roll expense of $2,353,273)                        $44,554,431
EXPENSES:
Investment advisory fee                                      $3,598,478
Administrative personnel and services fee                       480,453
Custodian fees                                                   60,993
Transfer and dividend disbursing agent fees and expenses        501,993
      Directors'/Trustees' fees 5,429 Auditing fees 10,807 Legal fees 4,893
Portfolio accounting fees 91,476 Distribution Services Fee--Class B Shares
420,247 Distribution Services Fee--Class C Shares 177,460 Shareholder Services
Fee--Class A Shares 1,393,778 Shareholder Services Fee--Class B Shares 140,082
Shareholder Services Fee--Class C Shares 59,153 Share registration costs 21,486
Printing and postage 73,864 Insurance premiums 5,735 Miscellaneous 10,628 Total expenses 7,056,955 WAIVERS-- Waiver of Shareholder Services Fee--Class A Shares
(111,502) Net expenses 6,945,453 Net investment income 37,608,978 REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS: Net realized gain on investments
10,798,766 Net change in unrealized appreciation of investments 3,658,724 Net realized and unrealized gain on investments 14,457,490 Change in net assets resulting from operations $52,066,468          (See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                                      ENDED
                                                               SEPTEMBER 30,      YEAR ENDED
                                                                   1998            MARCH 31,
                                                                (UNAUDITED)          1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                         $   37,608,978    $   84,044,173
Net realized gain on investments ($10,798,766 and
$11,329,355 respectively, as computed for federal tax
purposes)                                                         10,798,766        13,521,505
Net change in unrealized appreciation                              3,658,724        31,409,180
Change in net assets resulting from operations                    52,066,468       128,974,858
NET EQUALIZATION CREDITS (DEBITS)--                                       --          (794,932)
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Class A Shares                                                   (33,491,376)      (76,464,715)
Class B Shares                                                    (2,988,610)       (5,856,259)
Class C Shares                                                    (1,244,183)       (2,931,158)
Change in net assets resulting from distributions to
shareholders                                                     (37,724,169)      (85,252,132)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                     106,870,916       168,006,126
Net asset value of shares issued to shareholders in payment
of distributions declared                                         20,035,209        53,229,763
Cost of shares redeemed                                         (158,805,381)     (303,722,752)
Change in net assets resulting from share transactions           (31,899,256)      (82,486,863)
Change in net assets                                             (17,556,957)      (39,559,069)
NET ASSETS:
Beginning of period                                            1,293,793,372     1,333,352,441
End of period (including undistributed net investment income
of $7,701,871 and $7,817,062, respectively)                   $1,276,236,415    $1,293,793,372

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS
                                                  ENDED
                                               SEPTEMBER 30,
                                                   1998                         YEAR ENDED MARCH 31,
                                                (UNAUDITED)     1998        1997        1996        1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD              $ 7.90        $ 7.65      $ 7.78      $ 7.67      $ 7.89      $ 8.50
INCOME FROM INVESTMENT OPERATIONS
Net investment income                               0.24          0.50        0.51        0.54        0.57        0.63
Net realized and unrealized
gain (loss) on investments                          0.09          0.26       (0.14)       0.12       (0.23)      (0.61)
Total from investment operations                    0.33          0.76        0.37        0.66        0.34        0.02
LESS DISTRIBUTIONS
Distributions from net
investment income                                  (0.24)        (0.51)      (0.50)      (0.55)      (0.56)      (0.63)
NET ASSET VALUE, END OF PERIOD                    $ 7.99        $ 7.90      $ 7.65      $ 7.78      $ 7.67      $ 7.89
Total return(a)                                     4.24%        10.21%       4.88%       8.77%       4.59%       0.13%
Ratios to average net assets
Expenses                                            0.99%*        0.94%       0.95%       0.95%       0.95%       0.88%
Net investment income                               6.02%*        6.40%       6.60%       6.80%       7.41%       7.50%
Expense waiver/ reimbursement(b)                    0.02%*        0.08%       0.12%       0.11%       0.02%         --
SUPPLEMENTAL DATA
Net assets,
end of period
(000 omitted)                                 $1,099,974    $1,138,450  $1,177,071  $1,330,272  $1,367,710  $1,693,293
Portfolio turnover                                    90%           88%        120%        157%        154%        149%

 * Computed on an annualized basis.

 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
FINANCIAL HIGHLIGHTS-CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      SIX MONTHS
                                         ENDED
                                      SEPTEMBER 30,
                                          1998                 YEAR ENDED MARCH 31,
                                      (UNAUDITED)        1998      1997     1996     1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD    $ 7.90          $ 7.66     $ 7.78   $ 7.67   $ 7.75
INCOME FROM INVESTMENT OPERATIONS
Net investment income                     0.21            0.44       0.44     0.49     0.37
Net realized and unrealized gain
(loss) on investments                     0.09            0.25      (0.13)    0.11    (0.06)
Total from investment operations          0.30            0.69       0.31     0.60     0.31
LESS DISTRIBUTIONS
Distributions from net
investment income                        (0.21)          (0.45)     (0.43)   (0.49)   (0.37)
Distributions in excess of net
investment income(b)                        --              --         --       --    (0.02)
Total distributions                      (0.21)          (0.45)     (0.43)   (0.49)   (0.39)
NET ASSET VALUE, END OF PERIOD          $ 7.99          $ 7.90     $ 7.66   $ 7.78   $ 7.67
TOTAL RETURN(C)                           3.85%           9.16%      4.13%    7.90%    4.13%
RATIOS TO AVERAGE NET ASSETS
Expenses                                  1.78%*          1.77%      1.80%    1.78%    1.76%*
Net investment income                     5.26%*          5.57%      5.75%    5.93%    7.02%*
Expense waiver/reimbursement(d)           0.00%*          0.00%      0.02%    0.04%    0.06%*
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                         $128,720        $107,225   $100,439  $93,169  $34,276
Portfolio turnover                          90%             88%       120%     157%     154%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 25, 1994 (date of initial public offering) to March 31, 1995.

 (b) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales or contingent deferred sales charge, if applicable.

 (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
FINANCIAL HIGHLIGHTS-CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                          SIX MONTHS
                                             ENDED
                                          SEPTEMBER 30,
                                              1998                YEAR ENDED MARCH 31,
                                          (UNAUDITED)       1998      1997    1996    1995    1994(A)(B)
NET ASSET VALUE, BEGINNING OF PERIOD       $ 7.91          $ 7.66   $ 7.78   $ 7.67   $ 7.89     $8.54
INCOME FROM INVESTMENT OPERATIONS
Net investment income                        0.21            0.44     0.45     0.47     0.51      0.54
Net realized and unrealized gain
(loss) on investments                        0.08            0.26    (0.13)    0.12    (0.23)    (0.63)
Total from investment operations             0.29            0.70     0.32     0.59     0.28     (0.09)
LESS DISTRIBUTIONS
Distributions from net investment income    (0.21)          (0.45)   (0.44)   (0.48)   (0.50)    (0.54)
Distributions in excess of net
investment income(c)                           --              --       --       --       --     (0.02)
Total distributions                         (0.21)          (0.45)   (0.44)   (0.48)   (0.50)    (0.56)
NET ASSET VALUE, END OF PERIOD             $ 7.99          $ 7.91   $ 7.66   $ 7.78   $ 7.67    $ 7.89
Total return(d)                              3.72%           9.29%    4.14%    7.85%    3.72%    (1.17%)
Ratios to average net assets
Expenses                                     1.77%*          1.77%    1.80%    1.79%    1.79%     1.81%*
Net investment income                        5.25%*          5.57%    5.74%    5.96%    6.56%     6.45%*
Expense waiver/reimbursement(e)              0.00%*          0.00%    0.02%    0.02%    0.02%       --
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)   $47,542         $48,118  $55,842  $79,949  $80,519  $103,433
Portfolio turnover                             90%             88%     120%     157%     154%      149%

 * Computed on an annualized basis.

 (a) As of July 29, 1994, Select Shares were no longer offered and were reclassified as Class C Shares. For the year ended March 31, 1994, Select Shares' net assets (000 omitted) were $1,751.

 (b) Reflects operations for the period from April 26, 1993 (date of initial public offering) to March 31, 1994.

 (c) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent return of capital for federal income tax purposes.

 (d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Fund for U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At March 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $168,862,760, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR     EXPIRATION AMOUNT

     2001           $  1,192,442
     2002             19,245,203
     2003            123,323,419
     2004              4,621,860
     2005             20,479,836

EQUALIZATION-Effective April 1, 1998, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income on a per share basis, as determined on the date of transaction. This change in accounting policy does not effect the Fund's net assets, net asset value per share, or net investment income.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when- issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS-The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At September 30, 1998, par value shares ($0.001 per share) authorized were as follows:
              NUMBER OF
              PAR VALUE
             CAPITAL STOCK
CLASS NAME     UTHORIZED

Class A      750,000,000
Class B      500,000,000
Class C      750,000,000
TOTAL      2,000,000,000

Transactions in capital stock were as follows:

                                            PERIOD ENDED
                                          SEPTEMBER 30, 1998                 YEAR ENDED
                                            (UNAUDITED)                    MARCH 31, 1998
CLASS A SHARES                          SHARES         AMOUNT          SHARES           AMOUNT
Shares sold                            5,611,117     $  44,535,953    15,417,220    $120,074,973
Shares issued to shareholders
in payment of distributions declared   2,275,686        18,009,776     6,176,322      48,245,312
Shares redeemed                      (14,309,401)     (113,514,681)  (31,378,305)    244,988,746)
 Net change resulting from
 Class A Share transactions           (6,422,598)    $ (50,968,952)   (9,784,763)   $(76,668,461)
                                            PERIOD ENDED
                                          SEPTEMBER 30, 1998                 YEAR ENDED
                                            (UNAUDITED)                    MARCH 31, 1998
CLASS B SHARES                            SHARES        AMOUNT         SHARES      AMOUNT
Shares sold                             5,896,526    $ 46,822,955      4,539,299    $ 35,836,422
Shares issued to shareholders in
 payment of distributions declared        185,697       1,469,749        435,630       3,427,033
Shares redeemed                        (3,545,044)    (28,131,917)    (4,522,214)    (35,616,226)
 Net change resulting from
 Class B Share transactions             2,537,179    $ 20,160,787        452,715    $  3,647,229
                                            PERIOD ENDED
                                          SEPTEMBER 30, 1998                 YEAR ENDED
                                            (UNAUDITED)                    MARCH 31, 1998
CLASS C SHARES                          SHARES        AMOUNT           SHARES         AMOUNT
Shares sold                            1,955,053   $ 15,512,008       1,528,796     $ 12,094,731
Shares issued to shareholders
in payment of distributions
declared                                  70,214        555,684         198,010        1,557,418
Shares redeemed                       (2,162,262)   (17,158,783)     (2,932,406)     (23,117,780)
Net change resulting from
  Class C Share transactions            (136,995)  $ (1,091,091)     (1,205,600)    $ (9,465,631)
Net change resulting from
share transactions                    (4,022,414)  $(31,899,256)    (10,537,648)    $(82,486,863)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
(a) a maximum of 0.25% of the average daily net assets of the Fund, and (b) 4.5% of gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                       PERCENTAGE OF
                        AVERAGE DAILY
                         NET ASSETS
 SHARE CLASS NAME        OF CLASS
Class B Shares             0.75%
Class C Shares             0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1998, were as follows:
PURCHASES $1,119,090,466
SALES     $1,124,953,331

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS

John F. Donahue
Chairman

J. Christopher Donahue
President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314182106
Cusip 314182205
Cusip 314182304
8110105 (11/98)

[Graphic]






                                    APPENDIX

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/06/69 to 9/30/98. The "y" axis is measured in increments of $50,000 ranging from $0 to $300,000 and indicates that the ending value of hypothetical initial investment of $29,000 (2,769 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $242,792 (30,387 Shares) on 9/30/98.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/06/69 to 9/30/98. The "y" axis is measured in increments of $25,000 ranging from $0 to $125,000 and indicates that the ending value of hypothetical yearly investments of $1,000 over 28 years in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $109,727 (13,733 Shares) on 9/30/98.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/31/87 to 9/30/98. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of a hypothetical initial investment of $100,000 (11,695 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $220,876 (27,644 Shares) on 9/30/98.